March 19, 1999

             LEXINGTON CONVERTIBLE SECURITIES FUND

                         SUPPLEMENT TO
      PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                       DATED MAY 1, 1998


On March 2, 1999, the Board of Trustees of the Fund approved a proposal that would permit the Fund's portfolio manager and sub-adviser, Ariston Capital Management Corporation to assume full management responsibility
for the Fund's operations.   This would be achieved by reorganizing the
Fund into Ariston Convertible Securities Fund, a newly-created series of AmeriPrime Funds.

If this proposal is approved by shareholders, the Fund will transfer all of its assets through a tax-free reorganization into Ariston Convertible
Securities Fund.   A special meeting of shareholders is scheduled for
April 26, 1999 to consider this proposal. Shareholders of record as of March 19, 1999 are eligible to vote at the meeting.